Janus Aspen Series

Worldwide Portfolio

Supplement dated March 3, 2011
to Currently Effective Prospectuses

Effective March 14, 2011, the following changes apply as noted.

1.	The following replaces the corresponding information found under “Management” in the Portfolio Summary section of the Prospectus for Worldwide Portfolio (the “Portfolio”):

Portfolio Manager: George P. Maris, CFA, is Portfolio Manager of the Portfolio, which he has managed since March 2011.

2.	The following replaces the corresponding information in the “Investment Personnel” section of the Prospectus relating to the portfolio management of Worldwide Portfolio:

Worldwide Portfolio
George P. Maris, CFA, is Portfolio Manager of Worldwide Portfolio, which he has managed since March 2011. Mr. Maris joined Janus Capital in March 2011. Prior to joining Janus Capital, Mr. Maris was a portfolio manager at Northern Trust from 2008 to March 2011, and a portfolio manager with Columbia Management Group from 2004 to 2008. Mr. Maris holds a Bachelor’s degree in Economics from Swarthmore College, a Juris Doctorate from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.

References to Brent Lynn as portfolio manager of the Portfolio are deleted and George Maris is the portfolio manager of the Portfolio effective March 14, 2011. Brent Lynn will assist with the transition of the Portfolio.

Effective May 16, 2011, the following changes apply as noted.

1.	The following replaces the corresponding information in its entirety under “Investment Objective” in the Portfolio Summary section of the Prospectus for the Portfolio:

Worldwide Portfolio seeks long-term growth of capital.

2.	The following replaces the corresponding information under “Principal Investment Strategies” in the Portfolio Summary section of the Prospectus for the Portfolio:

Principal Investment Strategies

The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may invest a significant portion of its assets in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Portfolio invests. The Portfolio intends to invest in derivative instruments (by taking long and/or short positions) including, but not limited to, put and call options, swaps, and forward currency contracts to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio, and to earn income and enhance returns. The Portfolio may also invest in derivative instruments for other purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions).

Investors in the Portfolio should consider this information in making a long-term investment decision.

Please retain this Supplement with your records.